UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2006

BLACKROCK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15305	51-0380803
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 East 52nd Street, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 2, 2006, BlackRock, Inc. (the “Company”) issued a press release announcing that its Board of Directors has (i) declared a quarterly cash dividend of $0.42 per share of common stock, payable September 22, 2006 to shareholders of record at the close of business on September 5, 2006 and (ii) approved the adoption of a new share repurchase program that authorizes the Company to repurchase up to a maximum of 2,100,000 shares of the Company’s class A common stock. The Company’s pre-existing share repurchase program has been terminated effective with the new authorization. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number
99.1	Press Release, dated August 2, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

	By:	/s/ Robert P. Connolly
Date: August 2, 2006		Robert P. Connolly
Managing Director, General Counsel and Secretary

Exhibit Index

No.	Description
99.1	Press Release dated August 2, 2006.